For media inquiries: For investor inquiries: Forrest Monroy Mike McCarthy fwmonroy@avaya.com mikemccarthy@avaya.com Avaya Announces Closing of its Senior First Lien Notes Offering, Offer to Repurchase and Extend Maturity of First Lien Term Loans and Extension of Maturity of ABL Facility Santa Clara, Calif. - September 25, 2020 - Avaya Holdings Corp. (NYSE: AVYA) (“Avaya”) today announced that its wholly-owned subsidiary, Avaya Inc. (the “Company”) has closed its previously announced private offering (the “offering”) of $1 billion in aggregate principal amount of Senior First Lien Notes due 2028 (the “notes”). The notes bear cash interest at a rate of 6.125% per annum, payable semi-annually on March 15 and September 15, beginning on March 15, 2021. The notes are the Company’s senior secured obligations and are guaranteed on a senior secured basis by Avaya and each of the Company’s wholly- owned domestic subsidiaries that guarantee the Company’s term loan and asset-based revolving credit facilities. The Company used the proceeds from the offering to repay and/or repurchase outstanding indebtedness under its existing senior secured first lien term loans due December 2024 (“Existing First Lien Term Loans”) and pay related fees, costs, and expenses. In addition, $800 million in principal amount of the Existing First Lien Term Loans that were not repaid/repurchased extended their maturity from December 2024 to December 2027. Concurrently with the transactions above, the Company extended the maturity of its asset-based revolving facility from December 2022 to September 2025 and reduced the commitments thereunder from $300 million to $200 million. “These transactions represent a significant step towards optimizing our capital structure,” said Kieran McGrath, EVP and CFO of Avaya. “We extended the weighted average tenor of our capital structure to over 6 years from 4 years and at the same time staggered our maturity profile, which provides us with greater flexibility in the future.” The notes and the related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States, or for the benefit of U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities or blue sky laws. Accordingly, the notes and the related guarantees were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. About Avaya Businesses are built by the experiences they provide, and every day millions of those experiences are delivered by Avaya Holdings Corp. (NYSE: AVYA). Avaya is shaping what's next for the future of work, with innovation and partnerships that deliver game-changing business benefits. Our cloud communications solutions and multi-cloud application ecosystem power personalized, intelligent, and effortless customer and employee experiences to help achieve strategic ambitions and desired outcomes. Together, we are committed to help grow your business by delivering Experiences that Matter. Cautionary Note Regarding Forward-Looking Statements This press release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology. Avaya has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While Avaya believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. The factors are discussed in Avaya’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) available at www.sec.gov, and may cause Avaya’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Avaya cautions you that the list of important factors included in Avaya’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this press release may not in fact occur. Avaya undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.